UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2009


                                   Itokk, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                     000-52278                  26-1281852
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

  440 North Wolfe Road, Sunnyvale, CA                               94085
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code: 408-419-1719

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR240.14d-2(b))

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17
    CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On September 14, 2009, we entered into a licensing agreement with Packetera Communications Inc. ("Packetera"), a private Canadian company, whereby we agreed to acquire an exclusive worldwide 75 year license to use, sell, market, distribute and/or sublicense various products and services owned by Packetera, including an application programming interface for voice-over-Internet protocol ("VOIP"), callback web-to-voice applications, session initiation protocol-Softphone products, virtual calling card products and social VOIP solutions, Internet protocol devices, hosted network platforms and VOIP engineering consulting services. We also agreed to acquire Packetera's interest in three existing reseller agreements to supply such products and services. The license also covers any future telecommunications products and services that Packetera develops.

In consideration of Packetera granting the license and assigning the existing agreements to us, we agreed to issue to Packetera 30,600,000 post forward-split common shares in the capital of Shadow. The agreement also required that we complete a forward split of our common stock such that 8.5 new shares of common stock are exchanged for each currently issued share of common stock outstanding. As well, the 4,000,000 pre-split shares of common stock that our directors currently hold were required to be returned to treasury.

We completed the acquisition contemplated by this licensing agreement on October 28, 2009.

                             DESCRIPTION OF BUSINESS

PRIOR OPERATIONS

We were incorporated pursuant to the laws of Nevada on September 19, 2003. We commenced business operations in 2005 when we published the first issue of Up & Over Magazine. Up & Over Magazine contained articles focusing on the purchase, training and care of sports horses. It included training tips, riding techniques, health concerns and horses for sale.

While we intended to publish three or four issues of Up & Over Magazine each year, we were unable to publish any additional issues due to our inability to raise additional funds to cover design, printing and publication costs. Following publication of the first issue of our magazine, all administrative costs and expenses incurred in connection with complying with our obligations as a reporting issuer were covered by one of our directors.

Due to our difficulties in raising additional funds to cover our planned operations in the publishing industry, management decided to discontinue operations in the sector.

ACQUISITION OF LICENSE

We intend to proceed with business operations in the VOIP sector. On October 28, 2009, we completed the acquisition of a license to use, sell, market, distribute and/or sublicense various products and services owned by Packetera. These products currently consist of:

     *    the Npoints Framework, a application programming interface; and
     * click-to-talk and mobile VOIP applications under the trade names "itokk.com", "itokk.mobi" and "Itokk wireless".

In addition, we acquired the licensing rights to various products that Packetera is currently developing, including the following:

     * Softphone products under the trade name "itokksoft.com", which will allow users to make voice and video calls over the Internet;
     *    virtual calling card products; and
     *    social VOIP for web communities.

NPOINTS FRAMEWORK

The Npoints framework is an application programming interface ("API") that allows a customer to utilize VOIP for voice and video communications. An API is a language format that an application program uses to communicate with an operating system or other services. The Npoints framework is an API that resellers can install in order to provide their customers with access to VOIP technology and related Itokk products, namely click-to-talk and Itokk wireless applications.

VOIP, or voice-over-Internet-protocol, is a term used to describe a series of technologies whereby voice communications are transmitted over the Internet. This contrasts with typical telephone communication that relies on a public switched telephone network. VOIP, which is also known as telephony, involves converting a human voice that originates as an analog signal into a digital format. This digital signal is then compressed or translated into Internet packets for transmission. The packets are similarly converted back to an analog voice at the receiving end of the voice communication. The key advantage of a VOIP network is that it costs much less than traditional telephone communication to establish. As a result, companies that provide VOIP services to consumers are usually able to do so at a large price discount when compared to traditional telecommunications companies.

ADDITIONAL PRODUCTS

In order to add value to the Npoints Framework, Itokk has developed additional products that customers using their platform can utilize: click-to-talk and Itokk wireless. Click-to-talk allows owners to install a button on their websites for communications with customers. When someone accesses a business website and wants to speak directly with a representative of the company, he or she clicks on a button on the webpage and Itokk connects the customer to the business by VOIP. It allows the customer to contact the business immediately for free while he or she is accessing your website.

Itokk wireless allows cellular phone users to make outgoing calls without incurring charges from their cellular phone service provider. In order to use the feature, a mobile phone caller dials the number of the intended call recipient using Itokk software. Itokk then contacts the caller's cellular phone and connects the caller with the recipient through its VOIP network. As a result, all outgoing calls are received as incoming, which typically avoids any charges on most cellular phone plans. Itokk offers pay-as-you-go and minute purchase plans for its wireless VOIP product with prices that vary depending on expected use.

PRODUCTS IN DEVELOPMENT

Packetera's products in development include the Softphone suite, virtual calling call products and social VOIP. Pursuant to our licensing agreement with Packetera, our license will extend to all future telecommunications products and services that Packetera develops.

The purpose of the Softphone suite is to allow users to make voice and video calls over the Internet. While this is similar to the VOIP product offered by Skype, Packetera intends to develop its video and voice software for use in a web browser rather than requiring a user to download specific software. This allows a user to log into Softphone from any computer regardless of whether the computer has been used for Softphone applications previously.

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Packetera is also developing a group of virtual calling card products under the name "italkexpress.com". These products will allow users to sign up online and pay for VOIP services without the need for a personal identification number.

Itokk Social is a product in development that will create a social VOIP system for web based communities. This will be implemented in conjunction with the Softphone suite, which will allow the web browser based voice and video system to be embedded in social networks.

DISTRIBUTION OF PRODUCTS AND SERVICES

We intend to distribute our products and services through the use of resellers. As part of our acquisition of the license, Packetera also assigned to us its interest in three reseller agreements. The agreements are with One World United Inc., Isource Communications Inc. and Voice S.r.L., doing business as Voice Italia.

Each agreement provides that we will provide the reseller with access to our VOIP platform system and associated products. Each reseller agrees to use its best efforts to promote our products and services and to solicit customers. We have the right to terminate each reseller agreement if the reseller fails to meet specific sales targets. We reserve the right to set the retail prices for our products and services. Resellers are not permitted to charge customers any additional fees in addition to the retail prices that we charge. In consideration for its efforts to generate sales of our products and services, each reseller receives a percentage commission that varies depending on the product involved.

Our reseller agreement with Isource Communications Inc. provides that it is the exclusive reseller of the Packetera products in the United States and Canada for charities, gaming and home based business affiliate marketing. Our agreement with Voice S.r.L. provides that it will be the exclusive reseller in Italy. One World United Inc. is a non-exclusive reseller. One World United Inc. is based in Winnipeg, Manitoba, Canada.

COMPETITION

We will compete with other VOIP companies telephone and video communication services through the Internet through resellers and directly to consumers. Most of these companies solely provide an API to facilitate VOIP communications and do not provide any additional products and services. Because these companies offer almost identical services, there is extreme price competition that keeps profit margins very low.

Rather than engaging in price competition in a mature VOIP marketplace, we intend to differentiate our business by developing products for consumers that add value to our Npoints Framework, such as click-to-talk and Itokk wireless. Some competitors have adopted a similar model including Ribbit Corporation, which is owned by British Telecom, and Jajah Inc. Competition with these companies will be based primarily on product features and marketing. These companies have greater financial and technical resources than we do.

Our Softphone video and voice over the Internet suite that is currently in development faces competition from Skype, which provides user-to-user voice and video communication software free of charge, except when a user is calling a land line or cellular phone. We hope to compete with Skype and any similar products by providing Softphone in a web browser rather than a software download and by working with social networks to embed our product in their websites.

Our success in the VOIP sector depends on our ability to introduce innovative products before our competitors do and to market them effectively in order to attract customers that currently rely on other VOIP providers or traditional phone service.

PATENTS AND TRADEMARKS

Due to the costs involved and the potential inability to qualify, we have not filed for patent protection of our products and our trademarks. We have also not sought legal advice regarding whether or not patent protection of our technology is possible. Accordingly, our business is subject to the risk that competitors could either copy our technology or release competing products.

GOVERNMENT REGULATION

There are an increasing number of laws and regulations pertaining to the Internet in general and to VOIP specifically. Currently, in many jurisdictions, there are questions about whether VOIP should be considered as a telecommunications service and therefore be subject to government regulation. In June 2005, the Federal Communications Commission imposed 911 emergency service obligations on providers of interconnected VOIP services that allow users to make and receive calls from the regular telephone network.

In addition, the FCC requires interconnected VOIP providers to comply with the Communications Assistance for Law Enforcement Act of 1994 and to contribute to the Universal Service Fund, which supports communications services in high-cost areas and for income-eligible telephone subscribers.

Aspects of these considerations may change with new developments in Internet and VOIP technology. Other laws or regulations may be adopted with respect to telecommunications regulation, online content regulation, user privacy, pricing, taxation and quality of products and services that could negatively impact our business operations.

RESEARCH AND DEVELOPMENT

We have not incurred any expenditures on research and development activities. Packetera conducted all research and development involved in the products and services that are subject to our license agreement.

EMPLOYEES

As of the date of this report, we have four full-time employees and four independent contractors that provide services to us.

SUBSIDIARIES

The license that we hold relating to Packetera's products and services, as well as our interest in three reseller agreements is held in our wholly owned subsidiary, Itokk Communications, Inc.

                                  RISK FACTORS

Please consider the following risk factors before deciding to invest in our common stock. Any investment in our common stock involves a high degree of risk. You should carefully consider the risks described below and all of the information contained in this current report before deciding whether to purchase our common stock. If any of the following risks actually occur, our business, financial condition and results of operations could be harmed. The trading price of our common stock could decline, and you may lose all or part of your investment in our common stock.

THERE IS SUBSTANTIAL UNCERTAINLY AS TO WHETHER WE WILL CONTINUE AS A GOING CONCERN. IF WE DISCONTINUE OPERATIONS, YOU WILL LOSE YOUR INVESTMENT.

We have incurred losses since our inception resulting in an accumulated deficit of $80,387 at June 30, 2009. Further losses are anticipated in the development of our business. As a result, there is substantial doubt about our ability to continue as a going concern. In fact, our auditors have issued a going concern opinion in connection with their audit of our financial statements for our most recent fiscal year ended June 30, 2009. This means that our auditors believe there is substantial doubt that we can continue as an on-going business for the next twelve months. While we have acquired a license relating to certain VOIP technology applications subsequent to our most recently completed fiscal year, there is still no assurance that our intended operations will be profitable.

Our ability to continue as a going concern is dependent upon our ability to generate profitable operations in the future and to obtain the necessary financing to expand our business operations; to market our current products and services; and to develop new products and services.

Our ability to achieve and maintain profitability and positive cash flow is dependent upon:

     * our ability to raise necessary financing in order to develop and expand our operations;
     * our ability to successfully market and sell our VOIP products and services;
     * our success in expanding operations by hiring experienced employees and independent contractors in the technology sector;
     *    our ability to develop additional products and services; and
     * our ability to enter additional contracts for our products and services.

Based upon current plans, we expect to incur operating losses in future periods because we will be incurring expenses related to anticipated expansion. We cannot guarantee that we will be successful in generating substantial revenues in the future. Failure to generate revenues will cause us to go out of business.

IF WE DO NOT OBTAIN ADDITIONAL FINANCING, OUR BUSINESS WILL FAIL.

In order to successfully utilize the license that we acquired from Packetera Communications Inc., we will need to obtain additional financing in order to assemble an integration team and call center support; complete product updates and maintenance; and pursue business development and marketing. As of June 30, 2009, we had cash in the amount of $122. In order to expand and develop our operations as we envision, we anticipate that our expenses over the next 12 months will be approximately $3 million. While we anticipate that some of these expenses will be funded from operational revenue, there is no guarantee that we will generate sufficient funding in this manner.

We will require additional financing to sustain our business operations if we are not successful in earning significant revenues from operations. We do not currently have any arrangements for financing and we can provide no assurance to investors that we will be able to find such financing if required. Obtaining additional financing would be subject to a number of factors, including our ability to generate revenue, our success in securing new reseller agreements for our products and services, investor acceptance of our business plan and general economic and market conditions. These factors may make the timing, amount, terms or conditions of additional financing unavailable to us.

The most likely source of future funds presently available to us is through the sale of equity capital. Any sale of share capital will result in dilution to existing shareholders. We do not have any arrangement in place for the sale of shares of our common stock.

BECAUSE WE HAVE NOT COMMENCED BUSINESS OPERATIONS, WE FACE A HIGH RISK OF BUSINESS FAILURE.

We are considered to be a development stage company. Because we only acquired our license to Packetera Communication Inc.'s VOIP technology in October 2009, we have not yet generated any revenue from our new operations.

Potential investors should be aware of the difficulties normally encountered by new high technology companies and the high rate of failure of such enterprises. The likelihood of success must be considered in light of the problems, expenses, difficulties, complications and delays often encountered by development phase companies.

There is no history upon which to base any assumption as to the likelihood that we will prove successful, and we can provide investors with no assurance that we will generate any operating revenues or ever achieve profitable operations. If we are unsuccessful in addressing these risks, our business will most likely fail.

BECAUSE OUR VOIP PRODUCTS ARE NOT PATENT PROTECTED, A COMPETITOR COULD COPY OUR TECHNOLOGY, WHICH COULD CAUSE OUR BUSINESS TO FAIL.

Due to the costs involved and the potential inability to qualify, we have not applied for patent protection of our VOIP products. Accordingly, our business is subject to the risk that competitors could copy our technology and release competing products with similar features. If this occurs, our ability to sublicense our technologies could be jeopardized, which could cause our business to fail.

THE VOIP INDUSTRY IS EXTREMELY FRAGMENTED AND COMPETITIVE AND WE MAY NOT BE ABLE TO COMPETE SUCCESSFULLY WITH EXISTING COMPETITORS OR NEW ENTRANTS IN THIS MARKET.

The VOIP industry is extremely fragmented and competitive. The sector includes large entities such as British Telecom, through its purchase of Ribbit Corporation, as well as many smaller providers that focus exclusively on long distance phone call savings. As a result, obtaining a competitive advantage through cost leadership and pricing is extremely difficult.

Most of our competitors have greater financial resources and may be able to withstand sales or price decreases better than we can. We also expect to continue to face competition from new market entrants. If we are not able to develop and sell product add-ons to customer networks that they value, we will not be able to compete effectively with these existing or new competitors, which could have a material adverse effect on our financial condition and results of operations.

IF A MARKET FOR OUR COMMON STOCK DOES NOT DEVELOP, SHAREHOLDERS MAY BE UNABLE TO SELL THEIR SHARES.

While are shares are quoted for trading on the OTC Bulletin Board, there is currently no liquid market for our common stock. We can provide no assurance that a liquid market will develop. If no market is ever developed for our shares, it will be difficult for shareholders to sell their stock. In such a case, shareholders may find that they are unable to achieve benefits from their investment.

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
BECAUSE OUR CHIEF EXECUTIVE OFFICER OWNS 51.1% OF OUR OUTSTANDING COMMON STOCK, HE COULD MAKE AND CONTROL CORPORATE DECISIONS THAT MAY BE DISADVANTAGEOUS TO MINORITY SHAREHOLDERS.

Kevin Penstock, our C.E.O., owns 51.1% of the outstanding shares of our common stock through his control of Packetera Communications Inc., the company that granted us a license to its VOIP and related technology. Accordingly, he will have a significant influence in determining the outcome of all corporate transactions or other matters, including mergers, consolidations, and the sale of all or substantially all of our assets. He will also have the power to prevent or cause a change in control. The interests of Mr. Penstock may differ from the interests of the other stockholders and thus result in corporate decisions that are disadvantageous to them.

A PURCHASER IS PURCHASING PENNY STOCK WHICH LIMITS HIS OR HER ABILITY TO SELL OUR STOCK.

Our shares of common stock constitute penny stock under the Exchange Act. The shares will remain penny stock for the foreseeable future. "Penny stock" rules impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors, that is, generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with a spouse. For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase.

Additionally, for any transaction involving a penny stock, unless exempt, the rules require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock" rules may restrict the ability of broker-dealers to sell our shares of common stock. The market price of our shares would likely suffer as a result.

                           REPORTS TO SECURITY HOLDERS

We are required to file annual, quarterly and current reports, and other information with the Securities & Exchange Commission. The public may read and copy any materials that we file with the Commission at the Commission's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. The Commission maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the Commission. The address of that site is http://www.sec.gov.

            MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

We are a development stage corporation with no revenues from our business operations. Our auditors have issued a going concern opinion. This means that our auditors believe there is substantial doubt that we can continue as an on-going business for the next twelve months. While we have acquired a license relating to certain VOIP technology applications subsequent to our most recently completed fiscal year, there is still no assurance that our intended operations will be profitable.

To meet our financing requirements, we anticipate raising funds through the sale of our equity. At the present time, we have not made any arrangements to raise

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additional cash. If we need additional cash and cannot raise it, we will either have to delay or suspend operations until we do raise the cash, or cease operations entirely.

PLAN OF OPERATION

We were incorporated pursuant to the laws of Nevada on September 19, 2003 and we involved in the magazine publishing business until we entered into a license agreement with Packetera Communications Inc. on September 14, 2009.

Our plan of operation for the twelve months following the date of this prospectus is to expand our business operations by:

     * executing additional reseller agreements pursuant to which third parties will market our products and services to end-users;
     *    assembling an integration team to aid and assist resellers;
     * assembling a call center support team to answer reseller and end-user inquiries;
     * conducting a marketing plan to secure additional resellers and customers; and
     * pursuing research and development initiatives to complete certain products in the development stage and to generate proposals for potential new products.

In order to execute additional reseller agreements, we plan to have our management travel extensively in order to introduce our products and services to telecommunications companies, cable companies, Internet service providers, VOIP service providers and marketing organizations throughout North America and Europe. Our C.E.O., Kevin Penstock, will be primarily responsible for initiating new contacts in North America, while Carmelo D'Anzi, our vice-president of business development, will initiate new contacts in Europe. Our goal is to execute and maintain a minimum of 17 new, active resellers within the next 12 months. We intend to commence this marketing effort immediately and anticipate that it will be ongoing throughout the next 12 month period.

Our management will also oversee the assembly of the integration and call center support teams. This will primarily involve hiring and training personnel to aid and assist resellers in their efforts to sell our products to their customers and to answer any questions from either the resellers or their customers. We expect to hire 12 client and customer support personnel in the next 12 months. The timing of the expansion of these teams will depend on our ability to raise funding to cover labor and related overhead expense.

Our marketing efforts will consist of a mix of new social and media viral marketing via the Internet sustained by channel marketing through our resellers.

In order to complete existing new product development, such as our Softphone suite, and Itokk social, a social VOIP for web communities, as well as to design new products, we intend to retain software developers. Our C.E.O., Kevin Penstock, and our vice-president of research and development, Ioannis Karamitsos, Ph.D., will oversee the training and management of these employees. We intend to expand our research and development efforts by retaining five technical staff in Vancouver and another 30 developers in India, with an initial recruitment of five employees. The timing of the expansion of these teams will depend on our ability to raise funding to cover labor and related overhead expense.

In order to achieve the preceding objectives, we anticipate incurring the following approximate costs:

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                 Management wages:                  $  915,000
                 Operations and overhead:           $1,268,000
                 Research and development:          $  402,000
                 Marketing:                         $  528,000
                                                    ----------

                 TOTAL:                             $3,113,000
                                                    ==========

Of this amount, we expect that in order to achieve our objectives, we will require these funds on a per quarter basis approximately as follows:

                 Quarter 1:                         $  256,000
                 Quarter 2:                         $  630,000
                 Quarter 3:                         $1,013,000
                 Quarter 4:                         $1,214,000
                                                    ----------

                 TOTAL:                             $3,113,000
                                                    ==========

As well, we anticipate spending an additional $100,000 on administrative costs such as accounting and auditing fees, legal fees and fees payable in connection with reporting obligations.

Total expenditures over the next 12 months are therefore expected to be approximately $3,213,000. Our ability to meet these objectives in the time frames indicated will be dependent on our ability to generate revenue from operations and to raise sufficient additional capital to expand operations. If we are unable to generate sufficient revenue or raise financing as required, we will delay our expansion of operations as necessary.

SOURCES AND USES OF CASH

At June 30, 2009, our current assets consisted of $12 in cash. Accordingly, we will have to raise additional funds in the next twelve months in order to cover our anticipated administrative costs and costs of expanding our operations as outlined above. We currently do not have a specific plan of how we will obtain such funding; however, we anticipate that additional funding will be in the form of equity financing from the sale of our common stock. Any private placement of our common stock could result in substantial dilution to existing shareholders.

We have and will continue to seek to obtain short-term loans from our directors, although no future arrangements for additional loans have been made. We do not have any agreements with our directors concerning these loans. We do not have any arrangements in place for any future equity financing.

EVENTS, TRENDS AND UNCERTAINTIES

The development of our business will depend upon our ability to attract resellers and customers for our VOIP and related products and services. Our ability to generate revenue may be affected by events and trends such as general economic conditions, technological advances and competing products from existing and new companies in the same business.

RESULTS OF OPERATIONS

FISCAL YEAR ENDED JUNE 30, 2009

We did not earn any revenues from operations in the fiscal year ended June 30, 2009. We incurred operating expenses in the amount of $13,856 during the fiscal year. These operating expenses were comprised entirely of general and administrative costs.

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
FISCAL YEAR ENDED JUNE 30, 2008

We did not earn any revenues from operations in the fiscal year ended June 30, 2008. We incurred operating expenses in the amount of $20,795 during the fiscal year. These operating expenses were comprised entirely of general and administrative costs.

We have not attained profitable operations and are dependent upon obtaining financing to pursue exploration activities. For these reasons, there is substantial doubt that we will be able to continue as a going concern.

                                   PROPERTIES

We have leasehold interests in two offices: one in Sunnyvale, California and one in Vancouver, British Columbia. The remaining term of the initial lease on the Sunnyvale office is three months, after which it will continue on a month to month basis. The Vancouver lease is on a month to month basis. The aggregate monthly cost of our office space is $1,950.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides the names and addresses of each person known to us to own more than 5% of our outstanding common stock as of the date of this current report, and by the officers and directors, individually and as a group. Except as otherwise indicated, all shares are owned directly.

                                                         Amount of
Title of         Name and address                       beneficial       Percent
 Class         of beneficial owner                       ownership      of class
 -----         -------------------                       ---------      --------

Common         Angelo Soukas                                     0            0%
Stock          President
               201 - 2495 West 2nd Ave,
               Vancouver, B.C. Canada V6K 1L6

Common         Kevin Penstock                           30,600,000        51.10%
Stock          CEO, Secretary Treasurer
               and Director
               3864 West 16th Ave,
               Vancouver, B.C. Canada V6R 1B6

Common         Ioannis Karamitsos                                0            0%
Stock          VP of Research and Development
               and Director
               2635 W 8th Avenue,
               Vancouver, B.C. V6K 2B5 Canada

Common         Carmelo D'Anzi                                    0            0%
Stock          VP of Business Development
               8502 Edgewood Drive
               Rowlett, TX 75089

Common         All Officers and Directors               30,600,000        51.10%
Stock          as a Group that consists of                shares
               four people

The percent of class is based on 59,882,500 shares of common stock issued and outstanding as of the date of this current report.

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
The shares that Kevin Penstock beneficially owns are held in Packetera Communications Inc., the private company that granted us the license relating to it VOIP and related products and services.

There are no arrangements that may result in our change in control of the company.

                        DIRECTORS AND EXECUTIVE OFFICERS

Our executive officers and directors and their respective ages as of the date of this current report are as follows:

DIRECTORS:

Name of Director               Age
----------------               ---

Kevin Penstock                 46
Ioannis (John) Karamitsos      47

EXECUTIVE OFFICERS:

Name of Officer                Age                  Office
---------------                ---                  ------

Angelo Soukas                  44     President
Kevin Penstock                 46     C.E.O., Secretary and Treasurer
Ioannis (John) Karamitsos      47     Vice-president of Research and Development
Carmelo D'Anzi                 53     Vice-president of Business Development

BIOGRAPHICAL INFORMATION

Set forth below is a brief description of the background and business experience of each of our executive officers and directors for the past five years.

ANGELO SOUKAS acts as our president and has been responsible for the operation and global growth of Packetera and its key brand iTokk. Mr Soukas has 19 years of international sales and marketing experience with companies such as F2F Italy, Unlimited Groups SE Italy, Pacific Rim Development Corp (Mexico), Overdrive products Inc of Vancouver. From 2005 to 2007, Mr. Soukas was North America Sales Manager for F2F. After six months, he became the International Vice-President of Europe and signed 43 international distributors. From 2007 to 2008, He was president of Pacific Rim Development Corp and was instrumental from conception of the project in creating an international sales and marketing team. Mr Soukas studied Commerce at the University of British Columbia in Vancouver, British Columbia and at the American Academy of International Business in Paris, France. He is fluent in Greek, Spanish and English.

KEVIN PENSTOCK was the co-founder and has acted as C.E.O. of Packetera Communications Inc., the private Canadian company that licensed its VOIP and related technology to us, since February 2007. From 2005 to 2006, Mr. Penstock was vice-president of technology for Galaxy Telecom Inc. of Vancouver, British Columbia. From 2002 to 2008, Mr. Penstock held the position of C.E.O. of Goa Strategies Corp., an outsourcing consulting company providing specialized VOIP software engineering services to communication companies worldwide such as Counterpath, Times Telecom, VocalScape, ANEW Broadband, NetFone and many more. From 1999 to 2003, Mr. Penstock was a technology advisor for Monetary Capital Corp., a venture capital company based in Vancouver. During the same period, Mr. Penstock was the Chief Technical Officer (CTO) for Global Sortweb.com Inc., a

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
Canadian reporting company, a provider of hosted content management systems, and was responsible for building and managing a development organization in India for multiple technology companies and projects. Mr. Penstock graduated from the British Columbia Institute of Technology in 1992 in Computer Systems Technology and Management Decision Systems.

DR. IOANNIS (JOHN) KARAMITSOS is responsible for our research and development, engineering, the design and the implementation of our Global VoIP network. Dr. Karamitsos launched his career at Intracom in 1994, holding senior positions in research and development. In the following 10 years, he worked on a variety of telecom systems covering most technical and business aspects of exploration and production. Later, he moved to Huawei Technologies where he worked in Business Development as Executive Director. He worked for three years in developing and implementing Huawei's research and development strategy for broadband and wireless product lines in the Greek and Balkan area. In 2007, he acted as the Deputy C.T.O. for ON Telecoms, a Greek ISP start-up that provides triple play services (Internet, Voice, IPTV) based on broadband technologies. Dr. Karamitsos received an award from Huawei as "2005 Best Employee in Europe". He holds a Bachelor of Electronics Engineering from the University of Rome "La Sapienza", Italy, a Master of Science degree in Telematics Management from the Donau-Krems University, Krems, Austria and a Ph.D. in Optical Networks from the University of the Aegean in Greece.

CARMELO D'ANZI acts as our vice-president of business development. Mr. D'Anzi joined Packetera in the summer 2009. From 2000 to 2005, Mr. D'Anzi founded and headed Deltacomgroup, a company involved in the cellular infrastructure hardware. From 2005 to 2008, he became vice-president of sales and marketing for RBC Lifescience, a company involved in the nutritional industry. From 2008 to 2009, Mr. D'Anzi acted as the principal of ACN Inc. Mr. D'Anzi graduated from University of Messina in with a bachlor's degree in political science in 1980. Mr. D'Anzi speaks four languages fluently (English, Italian, Spanish and Portuguese).

TERM OF OFFICE

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until removed from office in accordance with our bylaws. Our officers are appointed by the board of directors and will hold office until removed by the board.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The table below summarizes all compensation awarded to, earned by, or paid to our executive officers by any person for all services rendered in all capacities to us for the fiscal years ended June 30, 2009, 2008 and 2007:

                               ANNUAL COMPENSATION

                                                               Restricted
                                                      Other      Stock      Options/      LTIP        Other
Name            Title       Year     Salary   Bonus   Comp.     Awarded      SARs(#)    Payouts($)    Comp.
----            -----       ----     ------   -----   -----     -------      -------    ----------    -----
Greg          Former        2009       $0       0       0          0           0            0           0
Fedun         Pres          2008       $0       0       0          0           0            0           0
              CEO/Dir       2007       $0       0       0          0           0            0           0

Chris         Former        2009       $0       0       0          0           0            0           0
Paterson      Sec.          2008       $0       0       0          0           0            0           0
              Treas         2007       $0       0       0          0           0            0           0
              & Dir.

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
STOCK OPTION GRANTS

We have not granted any stock options to the executive officer since our inception.

CONSULTING AGREEMENTS

We do not have any employment or consulting agreement with our current officers. We do not pay them any amount for acting as directors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of the following parties has, since our date of incorporation, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us:

     *    Any of our directors or officers;
     *    Any person proposed as a nominee for election as a director;
     * Any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock;
     *    Any of our promoters; or
     * Any relative or spouse of any of the foregoing persons who has the same house as such person.

                                 LEGAL PROCEEDS

There are no legal proceedings pending or threatened against us. Our address for service of process in Nevada is 1802 N Carson Street, Suite 212, Carson City, Nevada, 89701.

         MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY
                        AND RELATED STOCKHOLDER MATTERS.

MARKET INFORMATION

Our shares of common stock are quoted for trading on the OTC Bulletin Board under the symbol [IKTO]. However, no trades of our shares of common stock occurred through the facilities of the OTC Bulletin Board during the fiscal year ended June 30, 2009.

DIVIDENDS

There are no restrictions in our articles of incorporation or bylaws that prevent us from declaring dividends. The Nevada Revised Statutes, however, do prohibit us from declaring dividends where, after giving effect to the distribution of the dividend:

     1. we would not be able to pay our debts as they become due in the usual course of business; or

     2. our total assets would be less than the sum of our total liabilities plus the amount that would be needed to satisfy the rights of shareholders who have preferential rights superior to those receiving the distribution.

We have not declared any dividends, and we do not plan to declare any dividends in the foreseeable future.

                     RECENT SALES OF UNREGISTERED SECURITIES

In the past three years, we have sold the following securities that were not registered under the Securities Act, including new securities resulting from the modification of outstanding securities:

On October 28, 2009, we issued 30,600,000 shares of our common stock to Packetera Communications Inc. ("Packetera") pursuant to a licensing agreement whereby we acquired an exclusive worldwide 75 year license to use, sell, market, distribute and/or sublicense various products and services owned by Packetera.

We issued these shares pursuant to Section 4(2) of the Securities Act of 1933. We were able to rely upon this exemption since this issuance does not constitute a public offering of our shares.

In connection with this issuance, the principal of Packetera, Kevin Penstock was provided with access to all material aspects of the company, including the business, management, offering details, risk factors and financial statements. He also represented to us that he was acquiring the shares as principal for his own account with investment intent. He also represented that he was sophisticated, having prior investment experience and having adequate and reasonable opportunity and access to any corporate information necessary to make an informed decision. This issuance of securities was not accompanied by general advertisement or general solicitation. The shares were issued with a Rule 144 restrictive legend.

In connection with the completion of the aforementioned licensing agreement, we agreed to split our common stock such that every share of pre-split stock was exchange for 8.5 post-split shares of common stock.

                            DESCRIPTION OF SECURITIES

COMMON STOCK

Our authorized common stock consists of 200,000,000 shares, $0.001 par value, of which 59,882,500 shares of common stock are currently issued and outstanding.

Holders of our common stock have no preemptive rights to purchase additional shares of common stock or other subscription rights. The common stock carries no conversion rights and is not subject to redemption or to any sinking fund provisions. All shares of common stock are entitled to share equally in dividends from sources legally available. Therefore, when, as and if declared by the Board of Directors, and upon our liquidation or dissolution, whether voluntary or involuntary, to share equally in our assets that are available for distribution to stockholders.

The Board of Directors is authorized to issue additional shares of common stock not to exceed the amount authorized by our Articles of Incorporation, on such terms and conditions and for such consideration as the Board may deem appropriate without further stockholder action.

PREFERRED STOCK

Our authorized preferred stock consists of 1,000,000 shares, $0.001 par value. No shares of preferred stock are issued and outstanding.

Our Board of Directors has the authority to prescribe the classes, series and the number of each class or series of stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of any classes of preferred stock.

VOTING RIGHTS

Each holder of common stock is entitled to one vote per share on all matters on which such stockholders are entitled to vote. Since the shares of common stock do not have cumulative voting rights, the holders of more than fifty percent of the shares voting for the election of directors can elect all the directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors.

DIVIDEND POLICY

Holders of our common stock are entitled to dividends if declared by the Board of Directors out of funds legally available therefore. We do not anticipate the declaration or payment of any dividends in the foreseeable future. We intend to retain earnings, if any, to finance the development and expansion of our business. Future dividend policy will be subject to the discretion of the Board of Directors and will be contingent upon future earnings, if any, our financial condition, capital requirements, general business conditions and other factors. Therefore, there can be no assurance that any dividends of any kind will ever be paid.

SHARE PURCHASE WARRANTS

We have not issued and do not have outstanding any warrants to purchase shares of our common stock.

OPTIONS

We have not issued and do not have outstanding any options to purchase shares of our common stock.

CONVERTIBLE SECURITIES

We have not issued and do not have outstanding any securities convertible into shares of our common stock or any rights convertible or exchangeable into shares of our common stock.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our officers and directors are indemnified as provided by the Nevada Revised Statutes (the "NRS") and our bylaws.

Under the NRS, director immunity from liability to a company or its shareholders for monetary liabilities applies automatically unless it is specifically limited by a company's articles of incorporation that is not the case with our articles of incorporation. Excepted from that immunity are:

     (1) a willful failure to deal fairly with the company or its shareholders in connection with a matter in which the director has a material conflict of interest;

     (2) a violation of criminal law (unless the director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful);

     (3) a transaction from which the director derived an improper personal profit; and

     (4)  willful misconduct.

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
Our bylaws provide that we will indemnify our directors and officers to the fullest extent not prohibited by Nevada law; provided, however, that we may modify the extent of such indemnification by individual contracts with our directors and officers; and, provided, further, that we shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless:

     (1)  such indemnification is expressly required to be made by law;

     (2)  the proceeding was authorized by our Board of Directors;

     (3) such indemnification is provided by us, in our sole discretion, pursuant to the powers vested us under Nevada law; or

     (4)  such indemnification is required to be made pursuant to the bylaws.

Our bylaws provide that we will advance all expenses incurred to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was our director or officer, or is or was serving at our request as a director or executive officer of another company, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request. This advanced of expenses is to be made upon receipt of an undertaking by or on behalf of such person to repay said amounts should it be ultimately determined that the person was not entitled to be indemnified under our bylaws or otherwise.

Our bylaws also provide that no advance shall be made by us to any officer in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made: (a) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding; or (b) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision- making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to our best interests.

                              FINANCIAL STATEMENTS

Our pro forma financial statements for the fiscal year ended June 30, 2009 showing what our financial position would have been if our acquisition of the license described in the "Description of Business" section had occurred at June 30, 2009 are filed as an exhibit to this current report.

                  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
                     ON ACCOUNTING AND FINANCIAL DISCLOSURE

On September 16, 2009, we dismissed Michael T Studer C.P.A., P.C. ("Studer") as our principal independent accountant, and concurrently engaged Dale Matheson Carr-Hilton LaBonte LLP as our principal independent accountant. The decision of our Board of Directors to dismiss Studer and to appoint DMCL was made because we are a reporting issuer in multiple jurisdictions and we wanted to retain a principal independent accountant that is able to render audit opinions in both jurisdictions.

Studer's reports on our financial statements for the two most recent fiscal years ended June 30, 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to the substantial doubt about our ability to continue as a going concern.

During our two most recent fiscal years ended June 30, 2009 and 2008,, through to the date of its dismissal on September 16, 2009, there were no disagreements, resolved or not, with Studer on any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedures, which disagreements, if not resolved to the satisfaction of Studer would have caused Studer to make reference to the subject matter of the disagreements in connection with its report.

During our two most recent fiscal years ended June 30, 2009 and 2008 and in the subsequent interim period through the date of dismissal, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We did not consult with DMCL prior to the date of engagement regarding the application of accounting principles, the type of audit opinion that might be rendered by it any other similar matter. In addition, during such periods, we have not consulted with DMCL regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

On October 28, 2009, we issued 30,600,000 shares of our common stock to Packetera Communications Inc. ("Packetera") pursuant to a licensing agreement whereby we acquired an exclusive worldwide 75 year license to use, sell, market, distribute and/or sublicense various products and services owned by Packetera.

We issued these shares pursuant to Section 4(2) of the Securities Act of 1933. We were able to rely upon this exemption since this issuance does not constitute a public offering of our shares.

In connection with this issuance, the principal of Packetera, Kevin Penstock was provided with access to all material aspects of the company, including the business, management, offering details, risk factors and financial statements. He also represented to us that he was acquiring the shares as principal for his own account with investment intent. He also represented that he was sophisticated, having prior investment experience and having adequate and reasonable opportunity and access to any corporate information necessary to make an informed decision. This issuance of securities was not accompanied by general advertisement or general solicitation. The shares were issued with a Rule 144 restrictive legend.

In connection with the completion of the aforementioned licensing agreement, we agreed to split our common stock such that every share of pre-split stock was exchange for 8.5 post-split shares of common stock.

ITEM 3.03. MATERIAL MODIFICATION TO MATERIAL RIGHTS OF SECURITY HOLDERS

We have amended our Articles of Incorporation to change our authorized capital to include 1,000,000 shares of preferred stock. Authority is vested in our board of directors to prescribe the classes, series and the number of each class or series of stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of stock. Management decided to authorize a class of preferred stock in order to provide us with greater flexibility in arranging future equity financings. We do not have any current plans, proposals or arrangements to issue the newly authorized preferred securities.

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT

On October 28, 2009 we completed a licensing agreement whereby we issued 30,600,000 post-shares of common stock to Packetera Communications Inc. These shares were issued in consideration of Packetera's grant of a license and assignment of contracts to us.

Concurrently, our former directors, Greg Fedun and Christopher Paterson agreed to return to treasury a total of 34,000,000 post-split shares in our common stock, thereby relinquishing control. As a result of these transactions, Kevin Penstock, the principal of Packetera Communications Inc., is the beneficial owner of 51.5% of our issued common stock.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On October 28, 2009, we appointed Kevin Penstock and Ioannis Karamitsos as our directors in place of Greg Fedun and Christopher Paterson, who both tendered their resignations in accordance with the terms of the licensing agreement between us and Packetera Communications Inc. completed October 28, 2009.

Our officers now consist of Angelo Soukas (president), Kevin Penstock (C.E.O., secretary and treasurer), Ioannis Karamitsos (vice-president of research and development) and Carmelo D'Anzi (vice-president of business development).

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR.

We have amended our Articles of Incorporation to change our name from Shadow Marketing Inc. to Itokk, Inc. We have also amended our Articles to change our authorized capital to include 1,000,000 shares of preferred stock and provide that we vest authority in the board of directors to prescribe the classes, series and the number of each class or series of stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of stock.

ITEM 5.06. CHANGE IN SHELL COMPANY STATUS

As a result of the closing of between us and Packetera Communications Inc. management believes that we have ceased to be a shell company as defined in Rule 12b-2 of the Securities Exchange Act. Details of the material terms of the licensing agreement that led to our change in shell company status are contained in Item 2.01 in this current report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.            Description
-----------            -----------

   3.1         Articles of Amendment
  10.1         Licensing Agreement
  99.1         Pro Forma Financial Statements

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ITOKK, INC.


Date: October 28, 2009          By: /s/ Kevin Penstock
                                    --------------------------------------------
                                    Kevin Penstock, CEO, Secretary and Treasurer


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